SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  June 15, 2001

                              Peoplesway.com, Inc.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-28657
                                    ---------
                            (Commission File Number)

                                   87-0374559
                                   ----------
                      (I.R.S. Employer Identification No.)

            2969 Interstate Street - Charlotte, North Carolina  28208
            ---------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (704) 393-1860
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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This  current  report  on  Form  8-K  is  filed by Peoplesway.com Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On or about June 15, 2001, the Registrant engaged Perrella & Associates, P.A. as its independent auditors. The Company had previously reported the resignation of Michael J. Bongiovanni, P.A. on February 23, 2001 in Form 8-K filed on that date. The decision to engage the new accounting firm was recommended and approved by the Registrant's Board of Directors.

None of the reports of Bongiovanni & Associates, P.A. on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation of Michael J. Bongiovanni, P.A., the Registrant had no disagreements with Michael J. Bongiovanni, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Michael J. Bongiovanni, P.A., would have caused Michael J. Bongiovanni, P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the resignation of Michael J. Bongiovanni, P.A.

Prior to making the decision to retain Perrella & Associates, P.A., the Registrant had consulted with Perrella & Associates, P.A. concerning certain tax matters. However, neither the Registrant nor anyone on its behalf consulted Perrella & Associates, P.A. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PEOPLESWAY.COM,  INC.
                                   (Registrant)

                              /s/  Gene  Johnston
                              ___________________________________
                              By:  Gene  Johnston,  Chief  Executive  Officer

                             /s/  Matt  Monroe
                              ___________________________________
                              By:  Matt  Monroe,  President





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                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

16         Letter  regarding  Change  in  Certifying  Accountant